March 1, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Nationwide VLI Separate Account (“Registrant”)
File No. 811-04399
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

Members of the Commission:

On behalf of Nationwide Life Insurance Company and Nationwide VLI Separate Account, we hereby acknowledge that the annual reports for the following underlying funds for the period ended December 31, 2018, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, we incorporate these filings by reference.

Legal Fund Name	CIK
Invesco - Invesco V.I. American Franchise Fund: Series I Shares	0000896435
Invesco - Invesco V.I. Government Securities Fund: Series I Shares	0000778536
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I	0001011378
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV	0000353905

You may direct any questions regarding this filing to the undersigned at {1-614-677-6084} or {Marascc2@Nationwide.com}.

Very truly yours,

/s/ Cathy Marasco
Cathy Marasco
Associate Vice President, Product Management